Exhibit 10.1

     AMENDMENT NO. 2, dated March 22, 2004 (this “Amendment No. 2”), to the Employment Agreement dated May 8, 2001, as amended by Amendment No. 1 thereto dated February 17, 2003 (the “Employment Agreement”), by and between RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company (the “Company”) and MARK S. ANTONVICH (“Executive”).

     WHEREAS, in recognition of Executive’s continuing contributions to the Company and his appointment as Senior Vice President, General Counsel and Corporate Secretary, Executive and the Company desire to amend Executive’s Employment Agreement as specifically set forth in this Amendment No.2.

     NOW, THEREFORE, it is therefore hereby agreed by and between the parties as follows:

1. Term of Employment

Section 2 of Executive’s Employment Agreement is hereby amended by deleting the word “third” in the third line and inserting the word “fifth” therein.

2. Compensation and Benefits.

Section 3(a) is hereby amended by inserting “or 2005” in the fourth line and by deleting “$195,000” in the fifteenth line and inserting “$212,500” therein.

3. Termination of Employment.

Section 4(c) of Executive’s Employment Agreement is hereby amended by deleting the number “12” in the eighth line and inserting the number “24” therein

4. Effectiveness. This Amendment shall become effective as of the date hereof.

5. No Other Amendments. Except as expressly set forth herein, Executive’s Employment Agreement remains in full force and effect in accordance with its terms and nothing contained herein shall be deemed to be a waiver, amendment, modification or other change of any term, condition or provision of Executive’s Employment Agreement.

6. References to the Employment Agreement. From and after the date hereof, all references in the Employment Agreement and any other documents to the Employment Agreement shall be deemed to be references to the Employment Agreement after giving effect to this Amendment.

7. Headings. The headings used herein are for convenience of reference only and shall not affect the construction of, nor shall they be taken into consideration in interpreting, this Amendment.

     8. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterpart signatures to this Amendment shall be acceptable and binding.

     9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

                         IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 as of the date first above written.

RESOLUTION PERFORMANCE PRODUCTS LLC

By:	/s/ Marvin O. Schlanger

Name: Marvin O. Schlanger
Title: Chief Executive Officer

/s/ Mark S. Antonvich

Name: Mark S. Antonvich